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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISISON
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       December 4, 1995
                                                 -------------------------------



                        COMPREHENSIVE CARE CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                              STATE OF DELAWARE
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         0-5751                                        95-2594724
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



           4350 VON KARMAN AVENUE, NEWPORT BEACH, CALIFORNIA 92660
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            (Address and Zip Code of Principal Executive Offices)



                                (714) 798-0460
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             (Registrant's Telephone Number, Including Area Code)



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ITEM 5.   OTHER EVENTS

          On December 4, 1995 the corporate headquarters of the Registrant moved to 350 W. Bay Street, Costa Mesa, California 92627. The new phone number is (714) 222-2273. The new FAX number is (714) 574-3030.






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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMPREHENSIVE CARE CORPORATION


Dated: December 7, 1995                 By   /s/      KERRI RUPPERT
                                            ---------------------------------
                                             (Officer's signature and title)

                                                      Kerri Ruppert
                                                     Vice President
                                              and Chief Accounting Officer
                                             (Principal Accounting Officer)




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